Dreyfus
Short-Intermediate
Municipal Bond Fund


SEMIANNUAL REPORT
September 30, 1999



(reg.tm)






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus Short-Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Municipal Bond Fund, covering the six-month period from April 1, 1999 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall's interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Short-Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Short-Intermediate Municipal Bond Fund perform during the period?

The fund produced a 0.81% total return over the six-month period ended September 30, 1999,(1) compared to a .51% total return for the Lipper Short-Intermediate Municipal Debt Funds category average.(2) We attribute our relative outperformance to our security selection strategy, which has recently focused on shorter maturity bonds that both help cushion the effects of higher interest rates and give us the flexibility to capture higher yields as they become available.

What is the fund's investment approach?

Our goal is to seek a high level of tax-exempt income from a diversified portfolio of municipal bonds with maturities of less than five years. In pursuit of this goal, we have attempted to manage the portfolio with an eye toward maintaining or improving income. Total return, which includes capital gains, is not a primary objective.

To achieve these objectives, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best returns over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

First, and perhaps most important, the Federal Reserve Board increased short-term interest rates twice during the summer in an attempt to forestall inflationary pressures. While the U.S. economy has continued to grow with little actual increase in inflation, the Federal Reserve Board is concerned that continued unrestrained growth could cause dormant inflationary pressures to re-awaken. This tightening of the nation's monetary policy -- which essentially rescinds two-thirds of 1998's interest-rate cuts -- led to higher yields for most fixed-income securities. Because bond prices and yields move in opposite directions, municipal bond prices fell.

Second, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

We continue to search for attractive bonds in the short- to intermediate-term maturity range. When we identified bonds that we believed would help us maintain or increase risk-adjusted returns, we attempted to upgrade the portfolio by replacing existing holdings with new, more attractive securities. Over the past six months, this strategy has led us primarily to invest in bonds with relatively short maturities. In fact, as of September 30, more than half of the portfolio consisted of bonds maturing in slightly over two years. In our opinion, the most attractive values have been available in this maturity range.

What's more, many of our more recent purchases have been industrial development revenue bonds that were issued to finance economic development in various localities. These bonds have been more widely available than many other types of bonds, and they have generally offered the combination of competitive yields and good credit quality that we seek. These bonds may be subject to the Federal Alternative Minimum Tax for certain investors.

Finally, we have attempted to maintain a "laddered" maturity structure. This involves constructing a portfolio that is diversified across the fund's full maturity range. When interest rates are relatively high, as we believe they are currently, maturing bonds are likely to be replaced with higher yielding securities. When interest rates are relatively low, a laddered strategy helps ensure that, as securities mature, others with similar or higher yields will remain in the portfolio to help support an ongoing income stream.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.1%                                                       Amount ($)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
ALASKA--1.8%

Alaska Student Loan Corp., Student Loan Revenue
   5.25%, 7/1/2001 (Insured; AMBAC)                                                           1,000,000         1,014,540

North Slope Borough:
   Zero Coupon, 6/30/2000 (Insured; MBIA)                                                     2,500,000         2,427,650
   Zero Coupon, 6/30/2001 (Insured; MBIA)                                                     2,000,000         1,854,600

CALIFORNIA--4.2%

Riverside County Public Financing Authority, COP:
   5%, 5/15/2002                                                                                930,000           928,819
   5%, 5/15/2003                                                                                980,000           974,816
   5.125%, 5/15/2004                                                                          1,030,000         1,023,254
   5.125%, 5/15/2005                                                                            500,000           492,660

Sacramento County Housing Authority, MFHR:
  (Oars Apartments) 4.80%, 12/15/2000
    (LOC; Dai Ichi Kangyo Bank)                                                               5,850,000         5,849,590
  (Rancho Natamos Apartment) 4.80%, 12/15/2000
    (LOC; Dai Ichi Kangyo Bank)                                                               3,000,000         3,004,290

COLORADO--.9%

Denver City and County Airport, Revenue:
   5.05%, 11/15/2000                                                                          1,495,000         1,505,196
   5.10%, 11/15/2001                                                                          1,160,000         1,166,252

CONNECTICUT--4.8%

Connecticut Development Authority:
  First Mortgage Gross Revenue
     (Health Care Project--Elim Park Baptist)
     4.70%, 12/1/2001                                                                         1,765,000         1,750,915
  Health Care Revenue
     (Jerome Home Project) 8%, 11/01/2019
     (Prerefunded 11/1/1999)                                                                  1,845,000  (a)    1,888,265

Connecticut Resources Recovery Authority, RRR
   (American Fuel Company) 3.80%, 11/15/1999                                                  6,750,000         6,747,570

Greenwich Housing Authority, MFHR (Greenwich Close):
   5.15%, 9/1/2000                                                                              220,000           219,659
   5.35%, 9/1/2001                                                                              230,000           229,246
   5.55%, 9/1/2002                                                                              245,000           243,817
   5.95%, 9/1/2006                                                                              310,000           307,560
   6.05%, 9/1/2007                                                                              330,000           326,918

Mashantucket Western Pequot Tribe, Special Revenue
   6.25%, 9/1/2001                                                                            2,500,000  (b)    2,599,325

DISTRICT OF COLUMBIA--3.7%

District of Columbia, GO 5.50%, 6/1/2002                                                      9,930,000        10,140,119

District of Columbia Redevelopment Land Agency, Special Tax
   Revenue (Washington D.C. Sports Arena) 5.40%, 11/1/2000                                      750,000           757,845


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------

FLORIDA--6.0%

Escambia County Health Facilities Authority, Health Facilities
  Revenue (Azalea Trace Inc.):
      4.75%, 1/1/2000                                                                           790,000           790,300
      5%, 1/1/2001                                                                              830,000           832,963
      5.10%, 1/1/2002                                                                           870,000           872,993

Florida Housing Finance Agency, Multi-Family Housing:
   5.35%, Series E, 6/1/2000                                                                  5,085,000         5,092,221
   5.35%, Series F, 6/1/2000                                                                  2,000,000         2,003,140
   5.35%, Series G, 6/1/2000                                                                  3,650,000         3,655,731
   (The Crossings Project) 4.85%, 2/1/2001                                                    4,500,000         4,499,145

ILLINOIS--3.4%

Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers):
      5.60%, 7/1/2001                                                                         1,530,000         1,546,264
      5.60%, 7/1/2002                                                                         1,415,000         1,434,357
      8.50%, 9/1/2010 (Prerefunded 9/1/2000)                                                  2,985,000  (a)    3,160,966

Illinois Health Facilities Authority, Revenue:
   (Victory Health Services) 5%, 8/15/2002                                                    1,590,000         1,593,498
   (Beverly Farm Foundation) 9.125%, 12/15/2015
      (Prerefunded 12/15/2000)                                                                2,000,000  (a)    2,175,920

IOWA--.5%

Des Moines, HR (Des Moines General Hospital)
   5.05%, 11/15/2000                                                                          1,545,000         1,560,357

LOUISIANA--1.7%

Saint Charles Parish, PCR
   (Entergy La Inc. Project) 4.85%, 6/1/2002                                                  5,000,000         4,970,050

MARYLAND--3.3%

Frederick County Retirement Community, Revenue
  (Extras-Buckinghams Choice):
      5.25%, 1/1/2002                                                                         1,500,000         1,501,455
      5.375%, 1/1/2003                                                                        4,900,000         4,906,272

Maryland State Energy Financing Adminitration, SWDR
  (Wheelabrator Water Projects):
      5.10%, 12/1/1999                                                                        1,000,000         1,002,040
      5.30%, 12/1/2000                                                                        1,250,000         1,266,750
      5.45%, 12/1/2001                                                                        1,000,000         1,017,640

MASSACHUSETTS--2.6%

Massachusetts Health & Educational Facilities Authority, Revenue
   (Caritas Christi Obligation Group) 5.25%, 7/1/2003                                         5,730,000         5,732,980

Massachusetts Industrial Finance Agency, Revenue
   (Chestnut Knoll) 5%, 2/1/2003                                                              2,000,000         1,972,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--5.7%

Flint Hospital Building Authority, Revenue
   (Hurley Medical Center) 5.50%, 7/1/2000                                                    1,225,000         1,233,391

Greater Detroit, Resource Recovery Authority, Revenue
   5%, 12/13/2000 (Insured; AMBAC)                                                            2,500,000         2,532,725

Michigan Hospital Finance Authority, HR
  (Genesys Regional Medical):
      5.25%, 10/1/2001                                                                        2,000,000         2,020,100
      5.25%, 10/1/2002                                                                        1,000,000         1,011,160
      5.25%, 10/1/2003                                                                        2,445,000         2,470,721

Michigan Housing Development Authority, Rental
   Housing Revenue: 5%, 10/1/1999 (Insured; MBIA)                                             1,915,000         1,915,019
      5.15%, 4/1/2000 (Insured; MBIA)                                                         1,975,000         1,980,313

Michigan Strategic Fund, LOR
   (Detroit Edison) 4.73%, 9/1/2001                                                           3,750,000         3,751,237

MISSISSIPPI--.8%

Jackson Housing Authority, MFHR
   (Arbor Park Apartment Project) 5.05%, 12/1/2001                                            2,500,000         2,508,375

NEW HAMPSHIRE--1.7%

New Hampshire Business Finance Authority, PCR
   (United Illuminated) 4.55%, 2/1/2004                                                       5,000,000         4,885,350

NEW JERSEY--3.3%

Monroe Township Municipal Utilities Authority,
  Water and Sewer System Revenue
  6.875%, 2/1/2017 (Insured; MBIA)                                                            5,000,000         5,150,350

New Jersey Economic Development Authority,
  First Mortgage Revenue
  (Cadbury Corp. Project):
      4.80%, 7/1/2001                                                                         1,565,000         1,559,429
      5%, 7/1/2003                                                                            1,410,000         1,397,550

New Jersey Health Care Facilities Financing Authority, Revenue
  (Saint Peter's Medical Center) 6%, 7/1/2001
  (Insured; MBIA) (Prerefunded 7/1/2001)                                                      1,500,000  (a)    1,547,235

NEW MEXICO--2.7%

Albuquerque, Gross Receipts Tax Subordinate Lien
   (Affordable Housing Project) 5.375%, 7/1/2001                                              6,125,000         6,129,165

Santa Fe County, Project Revenue
   (El Castillo Retirement) 5.25%, 5/15/2003                                                  2,000,000         1,980,720

NEW YORK--25.9%

New York City:
   4.85%, 2/15/2000                                                                           1,340,000         1,345,333
   5%, 10/15/2001                                                                             4,300,000         4,373,143
   5%, 10/15/2001                                                                             3,200,000         3,244,224


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)        Value ($)
---------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued)
   5.10%, 2/15/2001                                                                           1,185,000         1,197,703
   5.10%, 2/15/2001                                                                             815,000           826,182
   5.50%, 8/1/2001                                                                            9,000,000         9,190,530

New York State Dormitory Authority, Revenue:
   (City University System) 5.10%, 7/1/2001                                                   1,285,000         1,301,988
   Lease, Refunding (State University Dormitory Facilities)
      4.875%, 7/1/2000                                                                        8,665,000         8,735,880
   (Mental Health Services Facilities):
      5%, 2/15/2001                                                                           6,985,000         7,056,247
      5%, 8/15/2001                                                                           5,785,000         5,864,717
      5%, Series A, 2/15/2002                                                                 1,590,000         1,612,467
      5%, Series B, 2/15/2002                                                                 7,095,000         7,195,252

New York State Energy Research and Development Authority,
  Service Contract Revenue
    (Western New York Nuclear Service Center Project):
    5%, 4/1/2001                                                                              1,625,000         1,641,266
    5%, 4/1/2002                                                                              1,795,000         1,818,353

New York State Housing Finance Agency, Revenue
  (Health Facilities-New York City):
    4.85%, 11/1/1999                                                                          1,360,000         1,361,251
    5.15%, 5/1/2000                                                                           1,140,000         1,148,835
    5.15%, 11/1/2000                                                                          1,430,000         1,448,862
    5.875%, 5/1/2004                                                                          6,500,000         6,807,385

New York State Mortgage Agency, Revenue
   (Homeowner Mortgage) 5.15%, 9/1/2004                                                       5,000,000  (c)    5,000,000

New York State Urban Development Corp., Revenue
   (Onondaga County Convention Project) 4.875%, 1/1/2000                                      1,000,000         1,002,790

Yonkers Industrial Development Agency, Civic Facility Revenue
  (Saint Joseph Hospital Yonkers):
      5.65%, Series A, 3/1/2003                                                               2,500,000         2,493,150
      5.65%, Series B, 3/1/2003                                                                 700,000           698,082
      5.65%, Series C, 3/1/2003                                                               1,200,000         1,196,712

NORTH CAROLINA--3.1%

North Carolina Eastern Municipal Power Agency,
  Power System Revenue:
      5.20%, 1/1/2001                                                                         5,000,000         5,010,400
      5%, 1/1/2002                                                                            4,000,000         3,979,520

NORTH DAKOTA--.7%

North Dakota Housing Finance Agency, Revenue
  (Housing Finance Program--Home Mortgage Finance)
   4.60%, 1/1/2003                                                                            2,095,000         2,070,384

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)         Value ($)
---------------------------------------------------------------------------------------------------------------------------------

OHIO--1.2%

Belmont County, Health System Revenue
  (East Ohio Regional Hospital):
      4.30%, 1/1/2001 (Insured; ACA)                                                            800,000            798,744
      4.40%, 1/1/2002 (Insured; ACA)                                                            900,000            896,760
Hamilton County, Local District Cooling Facilities Revenue
   (Trigen Cinergy) 4.90%, 6/1/2004                                                           2,000,000          1,963,500

OKLAHOMA--.4%

Holdenville Industrial Authority, Correctional Facility Revenue
   5.70%, 7/1/2001                                                                            1,175,000          1,201,708

PENNSYLVANIA--7.2%

Beaver County Industrial Development Authority, PCR
   (Ohio Edison Co. Project) 4.65%, 6/1/2004                                                  5,000,000          4,871,800

Dauphin County General Authority, Revenue
   (Office and Package--Riverfront Office) 5.125%, 1/1/2003                                   2,485,000          2,458,087

Delaware County Industrial Development Authority, Revenue
   (Resource Recovery Facility) 5.30%, 1/1/2001                                               7,685,000          7,691,225

Lehigh County General Purpose Authority, Revenue
   (Wiley House) 8.75%, 11/1/2014 (Prerefunded 11/1/1999)                                     2,000,000  (a)     2,048,320

Philadelphia Hospitals and Higher Education Facilities Authority, HR
   (Pennsylvania Hospital) 5.50%, 7/1/2000                                                    4,165,000          4,215,396

RHODE ISLAND--1.7%

Rhode Island Housing and Mortgage Finance Corp.,
   Multi-Family Housing 5%, 7/1/2000 (Insured; AMBAC)                                         5,000,000          5,012,250

SOUTH CAROLINA--1.6%

Charleston County Health Facilities, First Mortgage Revenue
   (Episcopal Project) 5.30%, 10/1/2002                                                       4,750,000         4,793,937

TEXAS--6.3%

Brazos River Authority, PCR
  (Utilities Electric Co.)
   3.70%, 4/1/2000                                                                            8,000,000        7,987,760

Northeast Hospital Authority, Revenue
  (Northeast Medical Center Hospital):
      5.10%, 5/15/2000                                                                        1,230,000        1,238,032
      5.25%, 5/15/2001                                                                        1,300,000        1,314,742
      5.35%, 5/15/2002                                                                        2,725,000        2,769,799

Texas Public Property Finance Corp., Revenue
  (Mental Health & Retardation Center)
   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   3,000,000  (a)   3,366,000

Tyler Health Facilities Development Corporation
  (Mother Frances Hospital):
      5.25%, 7/1/2001                                                                           700,000          702,219
      5.25%, 7/1/2002                                                                         1,200,000        1,202,700


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)           Value ($)
---------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--2.4%

Bedford County Industrial Development Authority, Revenue
   (Georgia Pacific Corp. Project) 4.60%, 8/1/2004                                            2,760,000        2,726,908

Harrisonburg Redevelopment & Housing Authority,
   Lease Purchase Revenue 4.20%, 3/1/2004                                                       300,000          293,037

Hopewell Industrial Development Authority,
  Health Care Facility Revenue:
      (Colonial Heights) 5%, 10/01/1999                                                         145,000          145,000
      (Westport Convalescent Center) 5.15%, 10/1/2000                                           205,000          205,260

Rockingham County Industrial Development Authority,
  Residential Care Facility, Revenue
   (First Mortgage--Mennonite) 5.10%, 4/1/2003                                                3,800,000        3,783,280

U.S. RELATED--2.5%

Guam Airport Authority, Revenue 5.80%, 10/1/1999                                              1,705,000        1,705,085

Virgin Islands Public Finance Authority, Revenue
   5%, 10/1/2003                                                                              5,580,000        5,600,032

TOTAL INVESTMENTS
   (cost $295,145,768)                                                                           100.1%      295,725,725

LIABILITIES, LESS CASH AND RECEIVABLES                                                           ( .1%)         (261,475)

NET ASSETS                                                                                       100.0%      295,464,250

SEE NOTES TO FINANCIAL STATEMENT.

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access                             LOR                  Limited Obligation Revenue
AMBAC               American Municipal Bond                             MBIA                 Municipal Bond Investors
                        Assurance Corporation                                                    Assurance Insurance
COP                 Certificate of Participation                                                 Corporation
GO                  General Obligation                                  MFHR                 Multi-Family Housing
HR                  Hospital Revenue                                                             Revenue
LOC                 Letter of Credit                                    PCR                  Pollution Control Revenue
                                                                        RRR                  Resources Recovery Revenue
                                                                        SWDR                 Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or                Standard & Poor's                   Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                                     AAA                                      15.6
AA                               Aa                                      AA                                        5.1
A                                A                                       A                                        26.6
BBB                              Baa                                     BBB                                      32.2
BB                               Ba                                      BB                                        2.6
F1                               MIG1/P1                                 SP1/A1                                    5.0
Not Rated (d)                    Not Rated (d)                           Not Rated (d)                            12.9

                                                                                                                 100.0

 (a)  BONDS WHICH ARE  PREREFUNDED  ARE  COLLATERALIZED  BY U.S.  GOVERNMENT
      SECURITIES  WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
      INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
      EARLIEST REFUNDING DATE.

 (b)  SECURITY  EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES
      ACT OF 1933. THIS SECURITY MAY BE RESOLD IN  TRANSACTIONS  EXEMPT FROM
      REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER
      30, 1999, THIS SECURITY AMOUNTED TO $2,599,325 OR .9% OF NET ASSETS.

 (c)  PURCHSED ON A DELAYED DELIVERY BASIS.

 (d)  SECURITIES  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND  STANDARD &
      POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY
      TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

 (e)  AT SEPTEMBER 30, 1999, THE FUND HAD $101,710,134 (34.4% OF NET ASSETS)
      INVESTED IN  SECURITIES  WHOSE  PAYMENT OF  PRINCIPAL  AND INTEREST IS
      DEPENDENT UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)

                                                                                            Cost          Value
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments                                     295,145,768   295,725,725

Cash                                                                                                          590,894

Receivable for investment securities sold                                                                      98,600

Receivable for shares of Beneficial Interest subscribed                                                         7,500

Interest receivable                                                                                         4,297,271

Prepaid expenses                                                                                               27,229

                                                                                                          300,747,219
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                 142,334

Due to Distributor                                                                                             18,095

Payable for investment securities purchased                                                                 5,023,604

Payable for shares of Beneficial Interest redeemed                                                             12,055

Accrued expenses                                                                                               86,881

                                                                                                            5,282,969
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                            295,464,250
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                           300,893,240

Accumulated net realized gain (loss) on investments                                                       (6,008,947)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                                                                    579,957
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                           295,464,250
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)                            22,862,932

NET ASSET VALUE, offering and redemption price per share--Note 3(d)($)
                                                                          12.92

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Fund


STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,256,015

EXPENSES:

Management fee--Note 3(a)                                              753,165

Shareholder servicing costs--Note 3(b)                                 220,639

Registration fees                                                       34,025

Professional fees                                                       30,439

Trustees' fees and expenses--Note 3(c)                                  28,340

Custodian fees                                                          17,739

Prospectus and shareholders' reports--Note 3(b)                         11,802

Loan commitment fees--Note 2                                               635

Miscellaneous                                                           13,317

TOTAL EXPENSES                                                       1,110,101

INVESTMENT INCOME--NET                                               6,145,914
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (46,238)

Net unrealized appreciation (depreciation) on investments          (3,561,368)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (3,607,606)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,538,308

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         September 30, 1999       Year Ended
                                              (Unaudited)       March 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,145,914           12,277,641

Net realized gain (loss) on investments          (46,238)              460,204

Net unrealized appreciation (depreciation)
   on investments                             (3,561,368)             (618,264)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   2,538,308            12,119,581
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,145,914)         (12,277,641)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  38,835,326          85,065,492

Dividends reinvested                            5,333,947          10,578,644

Cost of shares redeemed                      (48,888,290)         (86,126,925)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (4,719,017)           9,517,211

TOTAL INCREASE (DECREASE) IN NET ASSETS       (8,326,623)           9,359,151
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           303,790,873         294,431,722

END OF PERIOD                                 295,464,250         303,790,873
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,986,835          6,495,980

Shares issued for dividends reinvested            410,764            807,710

Shares redeemed                                (3,763,961)        (6,580,022)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (366,362)           723,668

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                             Six Months Ended
                                             September 30, 1999                    Year Ended March 31,
                                           ---------------------------------------------------------------------------------
                                               (Unaudited)          1999       1998        1997        1996          1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                 13.08         13.08      12.91       12.97       12.82         13.02

Investment Operations:

Investment income--net                                 .27           .54       .55          .56         .58           .57

Net realized and unrealized
   gain (loss) on investments                         (.16)           --       .17         (.06)        .15          (.20)

Total from Investment Operations                       .11           .54       .72          .50         .73           .37

Distributions:

Dividends from investment
   income--net                                        (.27)         (.54)     (.55)        (.56)       (.58)         (.57)

Net asset value, end of period                       12.92         13.08     13.08        12.91       12.97         12.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.62(a)       4.23      5.64         3.96        5.78          2.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .73(a)        .73       .76          .80         .68           .70

Ratio of net investment income
   to average net assets                              4.07(a)       4.15      4.19         4.33         4.49         4.42

Decrease reflected in above
  expense ratios due to
  undertakings by the Manager                           --           --        --           .02          .05          .00

Portfolio Turnover Rate                              19.72(b)      20.68     31.12        47.84        44.39        37.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     295,464       303,791   294,432      325,013      338,061      380,784

(a) ANNUALIZED.
(b)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized
                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund had an unused capital loss carryover of approximately $5,964,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $3,090,000 of the carryover expires in fiscal 2003 and $2,874,000 expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("the Facility")to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended September 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, "Dreyfus") for advertising and marketing relating to the fund and for Servicing at an aggregate annual rate of .10 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended September 30, 1999, the fund was charged $154,105 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $35,413 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $59,282,658 and $74,214,365, respectively.

At September 30, 1999, accumulated net unrealized appreciation on investments was $579,957, consisting of $1,402,529 gross unrealized appreciation and $822,572 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).





                                                           For More Information

                        Dreyfus
                        Short-Intermediate Municipal

                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds 144
Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com





(c) 1999 Dreyfus Service Corporation                                   591SA999